                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 14
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INTERNATIONAL MUTUAL FUNDS
                     (INVESCO INTERNATIONAL MUTUAL FUNDS)

       This Amendment No. 14 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to add Invesco Global Sustainable Equity Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 10, 2016.

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Asia Pacific Growth Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco European Growth Fund                         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

Invesco Global Growth Fund                           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Opportunities Fund                    Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Small & Mid Cap Growth Fund           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Sustainable Equity Fund               Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Class R5 Shares
                                                     Class R6 Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Select Opportunities Fund                    Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco International Companies Fund                 Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Class R5 Shares
                                                     Class R6 Shares

Invesco International Core Equity Fund               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

Invesco International Growth Fund                    Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 15
                          TO THE AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                        AIM INTERNATIONAL MUTUAL FUNDS
                     (INVESCO INTERNATIONAL MUTUAL FUNDS)

       This Amendment No. 15 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Trust") amends the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to amend the Agreement to change the name of Invesco Global Sustainable Equity Fund to Invesco Global Responsibility Equity Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 1, 2016.

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Asia Pacific Growth Fund                     Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco European Growth Fund                         Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

Invesco Global Growth Fund                           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Opportunities Fund                    Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Small & Mid Cap Growth Fund           Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco Global Responsibility Equity Fund            Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Class R5 Shares
                                                     Class R6 Shares

PORTFOLIO                                            CLASSES OF EACH PORTFOLIO
---------                                            -------------------------
Invesco Select Opportunities Fund                    Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares

Invesco International Companies Fund                 Class A Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Class R5 Shares
                                                     Class R6 Shares

Invesco International Core Equity Fund               Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares
                                                     Investor Class Shares

Invesco International Growth Fund                    Class A Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class R Shares
                                                     Class Y Shares
                                                     Institutional Class Shares"